SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is June 28, 2017.

For Certain MFS® Funds

Effective immediately, in the table in the sub-section entitled "Disclosure of Portfolio Holdings" under the sub-heading entitled "Investment Adviser" beneath the main heading entitled "Management of the Fund," all references to "24 days" are replaced with "19 days" and all references to "14 days" are replaced with "11 days."

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